UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

BUNKER HILL MINING CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150028	32-0196442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1009 McKinley Avenue, Kellogg, Idaho 83837

(Address of Principal Executive Offices) (Zip Code)

(604) 417-7952

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On March 9, 2026, Gerbrand van Heerden resigned as the Chief Financial Officer and Corporate Secretary of Bunker Hill Mining Corp. (the “Company”), effective as of March 10, 2026.

Appointment of Chief Financial Officer

On March 9, 2026, the Company appointed Bradley Barnett as the interim Chief Financial Officer and Corporate Secretary of the Company, effective as of March 10, 2026.

Mr. Barnett, 55, has been serving and has served in various roles for the Company since October 2020, including as the Director of Special Projects (since October 2025), as the Vice President of Sustainability (November 2020–November 2025), and as a consultant (March 2020–October 2020). From October 2022 to September 2024, he also served as the President and Chief Executive Officer of Critical Minerals International. From August 2018 to November 2020, Mr. Barnett served as the Chief Executive Officer of Centar Ltd. He served in multiple roles for Afghan Gold & Minerals Company, including as the Chief Executive Officer (August 2018–January 2020) and as the Chief Financial Officer (May 2010–November 2015). From December 2015 to May 2018, Mr. Barnett served in various roles for Barrick Gold Corporation, including as the Managing Director of Asset Development (February 2017–May 2018), as the Commercial Director of the Lama and Frontera District (January 2017–February 2017), as the Commercial Manager of the Lama Project (August 2016–February 2017), and as a consultant for Asset Management (December 2015–July 2016). From January 2011 to November 2015, he served as the Chief Financial Officer of Central Asian Resources. Mr. Barnett holds a bachelor’s degree in international economics from the University of California, Riverside, and a certificate of completion in mining project analysis from the Imperial College of London. There are no family relationships between Mr. Barnett and any director or executive officer of the Company, and there are no transactions between Mr. Barnett and the Company that require disclosure pursuant to Item 404 of Regulation S-K.

In his role as interim Chief Financial Officer and Corporate Secretary, Mr. Barnett will be paid a base salary of US$25,000 per month and will be eligible to receive up to US$50,000 in deferred share units in connection with a possible listing on the NYSE American.

Item 7.01	Regulation FD Disclosure.

On March 10, 2026, the Company issued a press release regarding the resignation of Mr. van Heerden as the Chief Financial Officer of the Company and the appointment of Mr. Barnett as the interim Chief Financial Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of March 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

Dated: March 11, 2026	By:	/s/ Sam Ash
	Name:	Sam Ash
	Title:	President and CEO